United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                March 15, 2004



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             Delaware                        1-10521             95-2568550
-------------------------------     ----------------------  --------------------
(State or other jurisdiction of        (Commission file     (IRS employer
 incorporation)                            number)           identification no.)


City National Center                                               90210
400 North Roxbury Drive, Beverly Hills, California           -------------------
-----------------------------------------------------            (Zip code)
      (Address of principal executive offices)


Registrant's telephone number, including area code             (310) 888-6000
                                                             -------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

99.1 Press release dated March 15, 2004 announcing the stepping down of Chief Financial Officer for health reasons.



Item 9.   REGULATION FD DISCLOSURE

          On March 15, 2004, City National Corporation issued a press release announcing that its Chief Financial Officer was stepping down for health reasons. A copy of the press release is attached hereto as
          Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under Item 9 (Regulation FD Disclosure) of Form 8-K. This information shall not be deemed "filed" for purposes of
          Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CITY NATIONAL CORPORATION
March 15, 2004                              /s/   Stephen D. McAvoy
                                            ------------------------------------
                                            Stephen D. McAvoy
                                            Acting Chief Financial Officer and
                                            Controller
                                            (Authorized Officer and
                                            Principal Financial Officer)